UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 27, 2005
FIRST AVENUE NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21091	52-1869023

(State or other jurisdiction of of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
7925 Jones Branch Drive, Suite 3300, McLean, VA 22102

(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code:(434) 220-4988
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On October 27, 2005, at a Special Meeting of Stockholders of First Avenue Networks, Inc. (the “Company”), the Company’s stockholders approved an amendment to the Company’s Stock Option Plan (the “Plan”) to (i) increase the number of shares of common stock reserved for issuance under the Plan by 4,000,000 shares to 7,600,000 shares and (ii) provide that the maximum term for which options may be granted under the Plan is five years.
     A brief summary of the Plan is included as part of Proposal 1 in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 27, 2005. The summary of the Plan contained in the proxy statement is qualified by and subject to the full text of the Plan, which is filed as Appendix A to the proxy statement and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits — The following exhibits are furnished as part of this current report:

Exhibit Number	Description
10.1	First Avenue Networks, Inc. Stock Option Plan (filed as Appendix A to the Company’s definitive proxy statement filed September 27, 2005, Commission File No. 000-21091)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST AVENUE NETWORKS, INC.
	By:	/s/ Sandra G. Thomas
		Name:	Sandra G. Thomas
Date: October 27, 2005		Title:	Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
10.1	First Avenue Networks, Inc. Stock Option Plan (filed as Appendix A to the Company’s definitive proxy statement filed September 27, 2005, Commission File No. 000-21091)